SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  JULY 17, 2003                            0-5940
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Date of Report (Date of earliest event reported)    Commission File Number

                            TEMTEX INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE                               75-1321869
     --------------------------------               ----------------------
     (State or other jurisdiction of                    (IRS Employer
     incorporation or organization)                 Identification Number)

     1189 IOWA AVENUE, RIVERSIDE, CALIFORNIA               92507
     --------------------------------------------------------------
     (Address of Principal Executive Offices)            (Zip Code)

                                 (909) 779-6766
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              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

Temtex Industries, Inc. is filing monthly operation reports, as filed with the United States Bankruptcy Court, Central Division of California, Riverside Division (the "Bankruptcy Court"), for the periods ended May 31, 2003, June 30, 2003, and July 31, 2003, which were filed with the Bankruptcy Court on July 17, 2003, August 14, 2003 and September 23, 2003, respectively.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibits are filed herewith:

          Exhibit No. 99.1 - Reports to the Bankruptcy Court for May 31, 2003, June 30, 2003, and July 31, 2003.

          Exhibit No. 99.2 - Certifications by Chief Executive Officer and Chief Financial Officer of Temtex Industries, Inc. pursuant to the Sarbanes-Oxley Act of 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TEMTEX INDUSTRIES, INC.

Dated: September 24, 2003          By:  /s/  Richard N. Anderson
                                        ----------------------------------------
                                             Richard N. Anderson
                                             President & Chief Executive Officer